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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) January 18, 2000


                        AMERICAN SOIL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

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                                     Nevada
                 (State or other jurisdiction of incorporation)


       000-22855                                     86-0671974
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(Commission File Number)                    (IRS Employer Identification No.)


215 N. Marengo Avenue, Suite 110, Pasadena, CA                    91101
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  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (619) 521-8547

                       NEW DIRECTIONS MANUFACTURING, INC.
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          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On January 3, 2000, New Directions Manufacturing, Inc., a Nevada corporation ("New Directions - Nevada") sold its operating subsidiary, New Directions Manufacturing, Inc., an Arizona corporation ("New Directions -Arizona") to management of New Directions - Nevada. This transaction essentially took the operations of New Directions - Nevada "private." New Directions -Nevada then initiated a 15 for 1 reverse stock split in order to reduce the total number of shares outstanding. New Directions - Nevada then acquired all of the outstanding shares of American Soils Technology, Inc. ("ASTI") and changed its name to "American Soil Technologies, Inc." New Directions - Arizona, the private company, will continue the operations of furniture manufacturing and New Directions - Nevada under its new name of American Soil Technologies, Inc. will conduct the business of ASTI which is development and sale of commercial soils. Current shareholders of New Directions - Nevada will automatically own shares of ASTI, after the reverse stock split is effected.

         The former officers and directors of New Directions - Nevada resigned and the following officers and directors were appointed to fill the vacant terms until the next annual election of officers and directors:

         Neil C. Kitchen                    President, C.E.O., Director
         John A. Stever                     C.F.O.
         Ken R. Lew                         Secretary, Director
         Louie Visco                        Director
         Richard Stevens                    Director
         Scott M. Baker                     Director

     There are no arrangements or understandings among members of both the former and new control groups and their associates with respect to the election of directors or other matters.

         The details and agreements pertaining to the acquisition are contained in the Definitive Schedule 14(c) filed with the Securities and Exchange Commission by the Registrant and mailed to shareholders on December 13, 1999, which is incorporated herein by reference.

ITEM  7:  FINANCIAL  STATEMENTS  AND  EXHIBITS

         The acquisition closed on January 3, 2000. It is currently impracticable for the Registrant to file the required audited financial statements for this acquisition. However, the Registrant shall file such financial statements under cover of Form 8-K as soon as practicable, but no later than sixty days from the date of filing this report.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 17, 2000                   AMERICAN SOILS TECHNOLOGY, INC.

                                                  /s/  Neil C. Kitchen
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                                            By:  Neil C. Kitchen
                                            Its:   President, C.E.O., Director